EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Questcor Pharmaceuticals, Inc. (the “Company”) for the period ended December 31, 2012 (the “Report”), I Michael H. Mulroy, Senior Vice President, Chief Financial Officer, General Counsel and Corporate Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 27, 2013

/s/ MICHAEL H. MULROY
Michael H. Mulroy, Senior Vice President, Chief Financial Officer, General Counsel and Corporate Secretary (Principal Financial and Accounting Officer)